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                                                                    Exhibit 10.1



                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This Amendment, dated as of April 4, 2003, is made by and between SOUTHERN FLOW COMPANIES, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

         The Borrower and the Lender are parties to a Credit and Security Agreement dated as of September 24, 2001, as amended by (i) the First Amendment to Credit and Security Agreement dated as of November 19, 2002 and (ii) the Second Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 26, 2003 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

         "Borrowing Base" means at any time the lesser of:

         (a) the Maximum Line; or

         (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                  (i)      85% of Eligible Accounts,

                  (ii) the lesser of (A) 20% of Eligible Inventory or (B) $200,000, plus

                  (iii)    the Overadvance.

       "Overadvance" means (i) from the date of this Amendment until August 1, 2003, $200,000 and (ii) from August 2, 2003 and thereafter, zero.


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         2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         3. Accommodation Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $10,000 in consideration of the Lender's execution and delivery of this Amendment.

         4. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.
                  (b) Payment of the fee described in Paragraph 3.
                  (c) Such other matters as the Lender may require.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations thereunder, and this Amendment has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c ) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         7. No Other Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement



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or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         8. Release. The Borrower and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         9. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 3 hereof.

         10. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

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WELLS FARGO BUSINESS CREDIT, INC.           SOUTHERN FLOW COMPANIES, INC.



By:      /s/ Patti Scudder                  By:      /s/ A. Bradley Gabbard
         --------------------------                  ----------------------
Name:    Patti Scudder                      Name:    A. Bradley Gabbard
Its:     Commercial Banking Officer         Its:     Chief Financial Officer


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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

         The undersigned, each a guarantor of the indebtedness of Southern Flow Companies, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty dated as of September 24, 2001 (the "Guaranty"), each hereby (i) acknowledges receipt of the foregoing Amendment;
(ii) consents to the terms (including without limitation the release set forth in Paragraph 8 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                    METRETEK, INCORPORATED



                                    By:      /s/ A. Bradley Gabbard
                                             --------------------------------
                                    Name:    A. Bradley Gabbard
                                    Its:     Chief Financial Officer


                                    METRETEK TECHNOLOGIES, INC.



                                    By:      /s/ A. Bradley Gabbard
                                             --------------------------------
                                    Name:    A. Bradley Gabbard
                                    Its:     Executive Vice President

                                    POWERSECURE, INC.



                                    By:      /s/ A. Bradley Gabbard
                                             --------------------------------
                                    Name:    A. Bradley Gabbard
                                    Its:     Chief Financial Officer



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